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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 26, 2001


                       SECURITY ASSET CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 000-29039


       Nevada                                              95-4729666
(State of Incorporation)                       (IRS Employer Identification No.)


                                  701 B Street
                           San Diego, California 92101
                                 (619) 232-9540



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         (b) New independent accountants

         (i) On July 19, 2001, the Registrant engaged Hurley & Company as its new independent accountants. During the two most recent fiscal years and through today's date, the Registrant has not consulted with Hurley & Company on items which (1) are described in Regulation S-K Item 304(a)(2)(i) or (2) concerned the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)(ii)).



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         16.0 Letter dated July 17, 2001 from Pannell Kerr Forster, the Registrant's former accountants, to the S.E.C.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 19, 2001                         Security Asset Capital Corporation

                                             /s/ David Walton
                                             ----------------------------------
                                             David Walton
                                             Chief Executive Officer